Scudder
Development
Fund

Annual Report
June 30, 1999
and the one-month
period ended
July 31, 1999

-------------
No-Load Funds
-------------

A fund seeking long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                            Scudder Development Fund

--------------------------------------------------------------------------------
Date of Inception:  2/11/71     Total Net Assets as of     Ticker Symbol:  SCDVX
                               7/31/99: $716.1 million
--------------------------------------------------------------------------------

o Scudder Development Fund's investment approach has been expanded to allow a more flexible application of the fund's growth strategy. In addition to small- and medium-cap growth stocks, the fund may now invest in large-cap growth stocks.

o The fund posted an 11.65% total return during its most recent fiscal year ended June 30, 1999, outpacing the 8.31% return of the fund's unmanaged benchmark, the Russell 2000 Growth Index. For the one-month period ended July 31, 1999, the fund returned -4.33%.

o A strong emphasis on the technology, biotechnology, pharmaceutical, and consumer discretionary sectors, as well as a strong underweight in health care services, boosted the fund's performance during the period.



                                Table of Contents

   3  Letter from the Fund's Chairman     26  Financial Highlights

   4  Performance Update                  27  Notes to Financial Statements

   6  Portfolio Summary                   31  Report of Independent Accountants

   8  Portfolio Management Discussion     32  Tax Information

  11  Glossary of Investment Terms        33  Officers and Trustees

  12  Investment Portfolio                34  Investment Products and Services

  23  Financial Statements                35  Scudder Solutions

                          2 - Scudder Development Fund

                           Letter from the Fund's Chairman

Dear Shareholders,

     As noted in the fund's most recent prospectus supplement, as of June 30, 1999, we have changed Scudder Development Fund's investment approach to allow a more flexible application of the fund's growth strategy. This enhancement to the fund's approach will provide the portfolio management team with the flexibility to invest in stocks they believe offer the best opportunities for capital appreciation, not limited by a defined range of market capitalization. After committing time and effort to identifying attractive growth stocks, the fund's managers will now be able to hold on to winners, rather than having to sell them because of market cap restrictions. To direct this new investment approach, we welcome Sewall Hodges, with over 13 years of portfolio management experience, as Lead Manager of the fund's portfolio team.

     In addition, please note that we have changed the fund's fiscal year end from June 30 to July 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's semiannual and annual periods ending in January and July.

     Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Development Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

     Thank you for your continued investment in Scudder Development Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Lynn S. Birdsong

     Lynn S. Birdsong
     President,
     Scudder Development Fund

                          3 - Scudder Development Fund

                     Performance Update as of July 31, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                                  Total Return

--------------------------------------------------------------------------------
Period                 Growth of              Average
Ended 7/31/1999        $10,000    Cumulative   Annual
--------------------------------------------------------------------------------
Scudder Development Fund
--------------------------------------------------------------------------------
1 Year                $ 11,367      13.67%    13.67%

5 Year                $ 23,000     130.00%    18.13%

10 Year               $ 37,229     272.29%    14.05%
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
1 Year                $ 12,021      20.21%    20.21%

5 Year                $ 30,069     200.69%    26.23%

10 Year               $ 49,674     396.74%    17.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index
--------------------------------------------------------------------------------
1 Year                $ 11,451      14.51%    14.51%

5 Year                $ 19,499      94.99%    14.29%

10 Year               $ 27,223     172.23%    10.53%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


             Scudder Development       Russell 2000
                    Fund               Growth Index        S&P 500 Index

          '89      10000                  10000               10000
          '90      11357                   9913               10651
          '91      14364                  10917               12008
          '92      15424                  11681               13547
          '93      17632                  13779               14730
          '94      16187                  13959               15490
          '95      25132                  18664               19533
          '96      27047                  19227               22767
          '97      31645                  24080               34640
          '98      32753                  23762               41323
          '99      37230                  27215               49674

Yearly periods ended July 31

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Effective June 30, 1999, the Fund has adopted the S&P 500 Index for its primary securities market index over the Russell 2000 Growth Index, as the S&P 500 Index better represents the securities and markets in which the Fund now invests.



Returns and Per Share Information

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1990     1991     1992    1993     1994     1995     1996    1997     1998    1999(a)*
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                    $ 24.99  $ 29.83  $ 31.08  $ 33.58 $ 28.23  $ 40.82  $ 39.60  $ 41.76 $ 39.16  $ 40.26
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 2.28   $ 1.23   $ 0.96   $ 1.70  $ 3.07   $ 2.12   $ 4.20   $ 4.48  $ 3.88   $ 3.75
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                13.57    26.48     7.38    14.31  (8.20)    55.27     7.62    17.00    3.50    13.67
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                6.51    12.74    12.81     8.73    5.16    26.10    16.56    52.15   19.29    20.21
-----------------------------------------------------------------------------------------------------------------------------

* Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is -4.33%. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
(a) On June 7, 1999, the Board of Trustees of the Fund changed the fiscal year end from June 30 to July 31.


                          4 - Scudder Development Fund

                     Performance Update as of June 30, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                                             Total Return

--------------------------------------------------------------------------------
Period                      Growth of                          Average
Ended 7/31/1999             $10,000          Cumulative        Annual
--------------------------------------------------------------------------------
Scudder Development Fund
--------------------------------------------------------------------------------
1 Year                      $ 11,165          11.65%          11.65%

5 Year                      $ 24,607         146.07%          19.73%

10 Year                     $ 41,916         319.16%          15.41%
--------------------------------------------------------------------------------
Russell 2000 Growth Index
--------------------------------------------------------------------------------
1 Year                      $ 10,831           8.31%           8.31%

5 Year                      $ 20,403         104.03%          15.32%

10 Year                     $ 29,399         193.99%          11.38%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


             Scudder Development                Russell 2000
                    Fund                        Growth Index

          '89       10000                           10000
          '90       12851                           10871
          '91       14177                           10934
          '92       15995                           11857
          '93       19559                           14282
          '94       17034                           14409
          '95       24771                           18127
          '96       33505                           22928
          '97       31852                           23982
          '98       37542                           27143
          '99       41916                           29399

Yearly periods ended June 30

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



Returns and Per Share Information

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1990     1991     1992    1993     1994     1995     1996    1997     1998    1999(a)*
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value                    $ 26.25  $ 27.33  $ 29.92  $ 34.58 $ 27.58  $ 37.35  $ 45.56  $ 39.02 $ 41.67  $ 42.06
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 2.28   $ 1.23   $  .96   $ 1.70  $ 3.07   $ 2.12   $ 4.20   $ 4.48  $ 3.88   $ 3.75
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                28.50    10.32    12.83    22.28  -12.91    45.41    35.26    -4.93   17.86    11.65
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                8.72      .58     8.45    20.45     .88    25.82    26.49     4.51   13.18     8.31
-----------------------------------------------------------------------------------------------------------------------------

* Effective July 1, 1998, the Fund adopted its current objective to seek long-term growth of capital by investing primarily in medium-sized companies with the potential for sustainable above-average earning growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in securities of small and medium-sized growth companies. Since adopting its current objective, the cumulative return is 11.38%.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                          5 - Scudder Development Fund

                      Portfolio Summary as of July 31, 1999

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Common Stocks                   96%

   Cash Equivalents                 3%

   Convertible Securities           1%
   ------------------------------------
                                  100%
   ------------------------------------

Over the combined periods, the Fund pursued a fully invested approach to investing in aggressive growth stocks.


------------------------------
Sector Diversification
(Excludes 3% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Technology                      22%

   Service Industries              17%

   Consumer Discretionary          15%

   Financial                       14%

   Health                          10%

   Media                           10%

   Manufacturing                    4%

   Communications                   3%

   Transportation                   2%

   Other                            3%
   ------------------------------------
                                  100%
   ------------------------------------

A bias toward technology, biotechnology, pharmaceuticals, and consumer discretionary, as well as an underweight in health care services, boosted the Fund's performance.


-----------------------------
  Ten Largest Equity Holdings
  (25% of Portfolio)
-----------------------------

    1. Concord EFS, Inc.
       Electronic transaction
       authorization, processing,
       settlement and transfer services

    2. Cintas Corp.
       Uniform rentals

    3. Network Appliance, Inc.
       Designer and manufacturer of network data storage devices

    4. TJX Companies, Inc.
       Off-price apparel specialty stores

    5. Mercury Interactive Corp.
       Producer of automated software testing tools

    6. Sanmina Corp.
       Provider of electronics contract manufacturing services

    7. Biogen Inc.
       Biotechnology research and development
       company

    8. Linear Technology Corp.
       Manufacturer of integrated circuits

    9. Vitesse Semiconductor Corp.
       Manufacturer of digital integrated circuits

   10. Lexmark International Group Inc.
       Developer, manufacturer and supplier of printing solutions and products

Biogen, the Fund's seventh largest holding, was a standout performer during the combined periods.



For more complete details about the Fund's investment portfolio, see Page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                          6 - Scudder Development Fund

                      Portfolio Summary as of June 30, 1999

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Common Stocks                   94%

   Cash Equivalents                 5%

   Convertible Securities           1%
   ------------------------------------
                                  100%
   ------------------------------------


-------------------------------
 Sector Diversification
 (Excludes 5% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Technology                      22%

   Service Industries              18%

   Consumer Discretionary          16%

   Financial                       15%

   Health                          10%

   Media                           10%

   Manufacturing                    4%

   Communications                   3%

   Transportation                   1%

   Other                            1%
   ------------------------------------
                                  100%
   ------------------------------------



-----------------------------
  Ten Largest Equity Holdings
  (26% of Portfolio)
-----------------------------

    1. Concord EFS, Inc.
       Electronic transaction
       authorization, processing,
       settlement and transfer services

    2. Cintas Corp.
       Uniform rentals

    3. Sanmina Corp.
       Provider of electronic contract manufacturing services

    4. Network Appliance, Inc.
       Designer and manufacturer of network data storage devices

    5. Linear Technology Corp.
       Manufacturer of integrated circuits

    6. TJX Companies, Inc.
       Off-price apparel specialty stores

    7. Vitesse Semiconductor Corp.
       Manufacturer of digital integrated circuits

    8. Outdoor Systems, Inc.
       Outdoor advertising company

    9. Zions Bancorp
       Commercial banking

   10. Capital One Finance Corp.
       Holding company which provides consumer
       lending services through its subsidiaries

                          7 - Scudder Development Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Sewall Hodges and Portfolio Manager Kurt R. Stalzer discuss Scudder Development Fund's performance, recent changes in the fund's investment criteria, and the fund's outlook:

Q: How did the fund perform over the most recent period?

A: The fund's total return over its most recent fiscal year ended June 30, 1999, was 11.65%, compared with the 8.31% return of the unmanaged Russell 2000 Growth Index. For the one-month period ended July 31, 1999, the fund returned -4.33%.

Q: What sectors and companies contributed most to the fund's performance?

A: Within the technology and services sectors, there were several strong performers: CMGI, a holding company for a number of Internet-related companies; Solectron, a contract manufacturing company; and Network Appliance, a storage technology firm, all performed well. Network Appliance alone was up 187% during the period. Biotechnology was another area that was overweighted and produced favorable results: The fund held shares of Immunex over the entire period, and that stock was up over 200%. Biogen was also a good performer. Within health care, we focused on pharmaceutical products and avoided service-based companies. Another strong area was retail, with Abercrombie and Fitch the best example.

The fund's portfolio was strongly underweighted in health care services, and this worked out in our favor. The issue there is the potential impact of reduced Medicare payments to HMOs. In terms of comparative performance versus the benchmark, one sector where we did have some difficulty was IT Services. We did well with the names that we held, but the Russell 2000 Growth Index held some stocks that produced even better results.

Q: Please explain the changes to Scudder Development Fund's investment approach that took effect on June 30, and the reasons for the changes.

A: The fund's investment approach has changed from a small- and mid-cap orientation -- which we found to be too restrictive -- to an all-cap aggressive growth stance. Here's the problem we faced: When you identify a small- or mid-cap stock that's a winner, that stock can quickly turn into a large-cap, which under our previous size requirements we'd then have to sell. There's enough of an investment of work and time involved in finding a winner that you don't want to have to sell it if it remains attractive. For example, we calculated that as a small-cap investor you could have only owned Microsoft for one year, the first year that the company went public. During that first year you could have done a lot of work on the stock, but nevertheless have had to sacrifice substantial upside potential.*

Q: Going forward, how will you identify attractive stocks for the fund's portfolio?

A: We use a qualitative screen, which is based on bottom-up research by our team of research analysts. When choosing a stock, we look for seven key traits to identify attractive growth companies:

--------------------------------------------------------------------------------
* Effective June 30, 1999, the Fund has adopted the S&P 500 Index for its primary securities market index over the Russell 2000 Growth Index, as the S&P 500 Index better represents the securities and markets in which the Fund now invests.

                          8 - Scudder Development Fund

[GRAPHIC OMITTED]

leading competitive position, excellent management, new products or new product development potential, strong industry growth, a "repeat revenues" component (i.e., an oil company would pass this screen because automobile owners continually need to purchase gasoline), cost or price control in the business, and an attractive balance sheet and cash flow. Once we identify companies that meet these requirements, we apply a simple, but time-tested evaluation discipline that focuses on risk/return potential. We determine what we believe a company is worth under two scenarios: if current positive trends continue, or if problems develop. We formulate two prices, and compare them to the market price. Based on the company's current stock price, we invest when we believe there is significantly more upside than downside potential.

Q: Does your management style use elements of value investing?

A: A lot of investors say they buy growth stocks, with the implication that they don't use any sort of valuation measure. My attitude is that whenever you put money on the table you have to use a valuation discipline. Everything has a price, and you can overpay, buy cheaply, or pay fair price. But you have to have some methodology to determine what the price should be, otherwise you can buy an attractive growth stock but pay too much. The challenge is to use your valuation discipline to determine whether you have a reasonable opportunity to achieve a respectable return, given the amount of risk that you're taking.

--------------------------------------------------------------------------------
                            Scudder Development Fund:
                          A Team Approach to Investing

Scudder Development Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Sewall F. Hodges joined the Adviser in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Hodges has 13 years of experience in global analysis and portfolio management.

Portfolio Manager Kurt R. Stalzer joined the Adviser in 1996 and has 15 years of experience in portfolio management. Mr. Stalzer joined the team in 1999.
--------------------------------------------------------------------------------

                          9 - Scudder Development Fund

Q: How many issues will the fund hold going forward?

A: The fund currently has over 65 holdings. Generally speaking, there will be approximately 50 core holdings, with the possibility of 20-25 additional smaller names in the portfolio. At certain times there could be as few as 20 core holdings -- we like to run portfolios that are as concentrated as possible. Our feeling is that by keeping the number of names low and maintaining a careful valuation and fundamental research discipline you can reduce a portfolio's level of risk.

Q: Does the possibility of an economic slowdown in the second half of the year concern you?

A: No, it doesn't. Generally speaking, the type of investments that we like to make should provide opportunities that will be less affected by macroeconomic factors than would other types of companies. The Internet, for instance, is operating on a growth curve that's largely independent of any macroeconomic event. The economy could be slowing down, and the Internet would still be growing. So, though we have to pay attention to macroeconomic factors, we're looking for growth markets where they are not necessarily the driver. We believe that Scudder Development Fund remains an appropriate vehicle for investors seeking an aggressive growth component for their portfolios.

                          10 - Scudder Development Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.


GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.


LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.


MARKET CAPITALIZATION      The value of a company's outstanding
                           shares of common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.


OVER/UNDERWEIGHTING        Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.


PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. Typically based on a
                           company's projected earnings for the next six months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


RETURN ON EQUITY           An amount, expressed as a percentage, earned on a
                           company's common stock investment for a given period. Calculated by dividing common stock equity
                           (net worth) at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectively their money is being employed.


VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                          11 - Scudder Development Fund

                    Investment Portfolio as of July 31, 1999

                                                                                                           Principal     Market
                                                                                                           Amount ($)   Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 3.4%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999 at 5.04%, to be
  repurchased at $24,168,146 on 8/2/1999, collateralized by a $22,325,000 U.S. Treasury Bond,                         -----------
  7.25%, 5/15/2016 (Cost $24,158,000) .................................................................   24,158,000   24,158,000
                                                                                                                      -----------
Convertible Bonds 0.0%
---------------------------------------------------------------------------------------------------------------------------------
Media

Broadcasting & Entertainment                                                                                          -----------
Intouch Group, Inc. Promissory Note, 8%,* 2/1/1996 (Cost $217,500) (b) (c) (d) ........................      217,500            0
                                                                                                                      -----------
Convertible Preferred Stocks 0.3%
---------------------------------------------------------------------------------------------------------------------------------
Health

Biotechnology 0.1%
Norian Corp. "D"* (Developer and manufacturer of a proprietary biomaterial for skeletal
  repair) (b) (c) .....................................................................................      357,142      949,998
                                                                                                                      -----------
Medical Supply & Specialty 0.2%
InterVentional Technologies, Inc."G"* (Manufacturer of minimally invasive disposable microsurgical
  devices and systems for treatment of cardiovascular disease) (b)(c) .................................      120,000    1,200,000
---------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $3,199,995)                                                                    2,149,998
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.3%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 14.5%

Apparel & Shoes 2.9%
Abercrombie & Fitch Co. "A"* (Retailer of casual apparel for men and women) ...........................      312,800   12,981,200
Tommy Hilfiger Corp.* (Designer and marketer of men's sportswear) .....................................      209,200    7,727,325
                                                                                                                      -----------
                                                                                                                       20,708,525
                                                                                                                      -----------
Department & Chain Stores 5.9%
Bed Bath & Beyond Inc.* (Operator of superstores selling domestics merchandise and home
  furnishings) ........................................................................................      189,900    6,444,731
Dollar Tree Stores Inc.* (Store chain that sells assorted general merchandise) ........................      157,400    6,659,988
Kohl's Corp.* (Operator of a chain of specialty department stores) ....................................      160,100   12,177,606
TJX Companies, Inc. (Off-price apparel specialty stores) ..............................................      517,500   17,109,844
                                                                                                                      -----------
                                                                                                                       42,392,169
                                                                                                                      -----------
Home Furnishings 1.5%
WestPoint Stevens, Inc. (Manufacturer of bedroom and bathroom textile products) .......................      392,500   10,695,625
                                                                                                                      -----------
Recreational Products 1.6%
Harley-Davidson Inc. (Manufacturer of motorcycles) ....................................................      199,000   11,019,625
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                          12 - Scudder Development Fund

                                                                                                               Market
                                                                                                   Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------
Specialty Retail 2.6%
Intimate Brands, Inc. (Retailer of intimate apparel and personal care products) ................   236,670   10,191,602
Office Depot Inc.* (Office supply stores) ......................................................   453,250    8,498,438
                                                                                                            -----------
                                                                                                             18,690,040
                                                                                                            -----------
Health 9.4%

Biotechnology 4.0%
Biogen Inc.* (Biotechnology research and development company) ..................................   230,200   15,840,638
Immunex Corp.* (Biopharmaceutical company) .....................................................   110,000   12,416,250
                                                                                                            -----------
                                                                                                             28,256,888
                                                                                                            -----------
Health Industry Services 1.6%
Express Scripts Inc. "A"* (Operator of health care management businesses) ......................   165,800   11,543,825
                                                                                                            -----------
Hospital Management 1.7%
Universal Health Services, Inc.* (Owner and operater of 35 general acute care hospitals and
  psychiatric-care facilities located throughout the United States) ............................   282,100   12,006,881
                                                                                                            -----------
Medical Supply & Specialty 2.1%
Biomet Inc. (Manufacturer of surgical implant devices) .........................................   194,500    7,074,938
Medtronic Inc. (Manufacturer of cardiac pacemakers) ............................................   109,127    7,863,964
                                                                                                            -----------
                                                                                                             14,938,902
                                                                                                            -----------
Communications 2.8%

Telephone/Communications
American Tower Systems Corp. Class "A"* (Operator and developer of wireless communications
  and broadcast towers) ........................................................................   375,000    8,695,313
CenturyTel, Inc. (Provider of local exchange telephone services and wireless telephone services)   257,400   11,003,850
                                                                                                            -----------
                                                                                                             19,699,163
                                                                                                            -----------
Financial 13.6%

Banks 5.4%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and construction
  loans) .......................................................................................   282,200   14,427,475
First Security Corp. (Commercial banking) ......................................................   376,625    9,533,320
Zions Bancorp (Commercial banking) .............................................................   254,300   14,749,400
                                                                                                            -----------
                                                                                                             38,710,195
                                                                                                            -----------
Insurance 5.3%
AMBAC Financial Group, Inc. (Insurer of municipal bonds) .......................................   116,200    6,463,625
Mutual Risk Management Ltd. (Risk management services) .........................................   189,900    5,661,394

    The accompanying notes are an integral part of the financial statements.

                          13 - Scudder Development Fund

                                                                                                                  Market
                                                                                                      Shares     Value ($)
--------------------------------------------------------------------------------------------------------------------------
Protective Life Corp. (Insurance and financial services) ..........................................   326,400   11,648,400
Providian Financial Corp. (Insurance and financial services) ......................................   151,700   13,804,700
                                                                                                               -----------
                                                                                                                37,578,119
                                                                                                               -----------
Business Finance 1.1%
Heller Financial Inc. (Commercial finance company) ................................................   303,200    7,731,600
                                                                                                               -----------
Consumer Finance 1.8%
Capital One Finance Corp. (Holding company which provides consumer lending services through
  its subsidiaries) ...............................................................................   285,600   13,244,700
                                                                                                               -----------
Media 9.8%

Advertising 3.5%
Outdoor Systems, Inc.* (Outdoor advertising company) ..............................................   451,800   15,107,063
Young & Rubicam Inc. (Advertising, marketing and communications company) ..........................   222,000   10,059,375
                                                                                                               -----------
                                                                                                                25,166,438
                                                                                                               -----------
Broadcasting & Entertainment 6.3%
AMFM Inc.* (Owner and operator of radio stations) .................................................   110,400    5,796,000
Clear Channel Communications, Inc.* (Operator of TV and radio stations) ...........................   162,024   11,270,789
Hispanic Broadcasting Corp.* (Spanish language radio broadcasting company) ........................   108,000    7,688,250
USA Networks, Inc.* (Diversified media and electronic commerce company) ...........................   150,000    7,190,625
Univision Communication Inc.* (Spanish-language broadcaster in the United States) .................   185,000   12,811,250
                                                                                                               -----------
                                                                                                                44,756,914
                                                                                                               -----------
Service Industries 16.3%

EDP Services 3.3%
Affiliated Computer Services* (Provider of information technology services and electronic funds
  transfer) .......................................................................................   255,400   11,876,100
CSG Systems International, Inc.* (Provider of billing solutions, software and services for customer
  care and billing functions) .....................................................................   179,500    3,993,875
Fiserv Inc.* (Provider of data processing services) ...............................................   251,100    7,485,919
                                                                                                               -----------
                                                                                                                23,355,894
                                                                                                               -----------
Miscellaneous Commercial Services 13.0%
CMG Information Services, Inc.* (Developer of information-based products and services for direct
  marketing) ......................................................................................    26,000    2,396,875
Cintas Corp. (Uniform rentals) ....................................................................   315,300   20,218,613
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement and transfer
  services) .......................................................................................   832,800   28,367,250
Ecolab, Inc. (Commercial cleaning, sanitizing and maintenance services) ...........................   244,600   10,426,075
G & K Services, Inc. "A" (Uniform rentals) ........................................................   129,000    6,849,094

    The accompanying notes are an integral part of the financial statements.

                          14 - Scudder Development Fund

                                                                                                                Market
                                                                                                    Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
Swift Transportation Co., Inc.* (National truckload carrier company) ............................   376,700    8,617,013
US Foodservice Inc.* (Distributor of food, paper products and restaurant equipment) .............   214,200    9,090,113
United Rentals, Inc.* (Equipment rental company) ................................................   250,000    7,250,000
                                                                                                             -----------
                                                                                                              93,215,033
                                                                                                             -----------
Durables 1.6%

Aerospace 0.6%
Gilat Satellite Networks Ltd.* (Designer, manufacturer and developer of small aperture terminal
  satellite earth stations) .....................................................................    80,500    4,246,375
                                                                                                             -----------
Construction/Agricultural Equipment 1.0%
Global Industrial Technologies, Inc.* (Manufacturer of mining and construction equipment) .......   603,300    7,201,894
                                                                                                             -----------
Manufacturing 4.2%

Containers & Paper 0.6%
Aptargroup, Inc. (Manufacturer of packaging equipment components) ...............................   157,800    4,566,338
                                                                                                             -----------
Diversified Manufacturing 1.4%
Pentair, Inc. (Diversified manufacturing company) ...............................................   226,200    9,825,563
                                                                                                             -----------
Electrical Products 0.1%
Smartflex Systems, Inc.* (Provider of electronic manufacturing services) ........................    68,500      702,125
                                                                                                             -----------
Office Equipment/Supplies 2.1%
Lexmark International Group Inc. "A"* (Developer, manufacturer and supplier of printing solutions
  and products) .................................................................................   240,000   15,120,000
                                                                                                             -----------
Technology 21.4%

Computer Software 2.6%
Intuit Inc.* (Provider of financial software for households and small businesses) ...............   107,700    8,811,206
Reynolds and Reynolds Company (Provider of integrated information management systems and
  value-added services) .........................................................................   370,100    8,697,350
Viasoft, Inc.* (Producer of business solutions for management and automation of large-scale
  COBOL software systems) .......................................................................    96,100      843,878
                                                                                                             -----------
                                                                                                              18,352,434
                                                                                                             -----------
Diverse Electronic Products 3.8%
Gentex Corp.* (Designer, developer, manufacturer and marketer of products which use
  electro-optic technology) .....................................................................   473,300   12,335,381
Solectron Corp.* (Manufacturer of computer products and subsystems) .............................   232,000   14,949,500
                                                                                                             -----------
                                                                                                              27,284,881
                                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                          15 - Scudder Development Fund

                                                                                                                     Market
                                                                                                         Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------
EDP Peripherals 4.9%
Mercury Interactive Corp.* (Producer of automated software testing tools) ........................       367,500   16,950,938
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) .............       330,400   18,006,800
                                                                                                                  -----------
                                                                                                                   34,957,738
                                                                                                                  -----------
Military Electronics 1.5%
L-3 Communications Holdings, Inc.* (Supplier of communications systems, avionics, telemetry,
  instrumentation, and wireless products and support services to U.S. military.) .................       250,000   10,734,375
                                                                                                                  -----------
Office/Plant Automation 1.9%
Novell Inc.* (Personal computer network systems) .................................................       519,900   13,387,425
                                                                                                                  -----------
Semiconductors 6.7%
Linear Technology Corp. (Manufacturer of intergrated circuits) ...................................       257,600   15,810,200
Sanmina Corp.* (Provider of electronics contract manufacturing services) .........................       255,200   16,667,750
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) .......................       245,100   15,655,763
                                                                                                                  -----------
                                                                                                                   48,133,713
                                                                                                                  -----------
Energy 1.0%

Oil/Gas Transmission
El Paso Energy Corp. (Marketer, trader and transporter of natural gas and natural gas products) ..       188,500    6,750,656
                                                                                                                  -----------
Transportation 1.7%

Air Freight
Expeditors International of Washington, Inc. (Air and ocean freight forwarding, customs clearance,
  cargo insurance and logistical services) .......................................................       380,000   11,803,750
-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $484,115,926)                                                                           686,777,803
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $511,691,421) (a)                                                      713,085,801
-----------------------------------------------------------------------------------------------------------------------------

   * Non-income producing security.

 (a) The cost for federal income tax purposes was $511,706,167. At July 31, 1999, net unrealized appreciation for all securities based on tax cost was $201,379,634. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $212,137,530 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,757,896.

    The accompanying notes are an integral part of the financial statements.

                          16 - Scudder Development Fund

--------------------------------------------------------------------------------

 (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $2,149,998 (0.3% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at July 31 1999 aggregated $3,417,495. These securities may also have certain restrictions as to resale.

 (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at July 31, 1999, amounted $2,149,998 which represents 0.3% of net assets. Information concerning such restricted securities at July 31, 1999 is as follows:

     Security                             Acquisition Date              Cost ($)
     --------                             ----------------              --------
     InTouch Group Inc.                      2/14/1995                   217,500
     Norian Corp. "D"                        4/2/1995                  1,999,995
     InterVentional Technologies, Inc. "G"   3/6/1995                  1,200,000

 (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

    The accompanying notes are an integral part of the financial statements.

                          17 - Scudder Development Fund

                    Investment Portfolio as of June 30, 1999

                                                                                                          Principal     Market
                                                                                                          Amount ($)   Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 2.7%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8%, to be
  repurchased at $20,054,674 on 7/1/1999, collateralized by a $17,883,000 U.S. Treasury Bond,                         -----------
  9.125%, 5/15/2009 (Cost $20,052,000) ................................................................   20,052,000   20,052,000
                                                                                                                      -----------
Short Term Investments 2.7%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -----------
Federal Home Loan Mortgage Corp., 4.6%, 7/1/1999 (Cost $20,000,000) ...................................   20,000,000   20,000,000
                                                                                                                      -----------
Convertible Bonds 0.0%
---------------------------------------------------------------------------------------------------------------------------------
Media

Broadcasting & Entertainment                                                                                          -----------
Intouch Group, Inc. Promissory Note, 8%*, 2/1/1996 (Cost $217,500) (b) (c) (d) ........................      217,500            0
                                                                                                                      -----------
Convertible Preferred Stocks 0.4%
---------------------------------------------------------------------------------------------------------------------------------
Health 0.4%

Biotechnology 0.3%
Norian Corp. "D"* (Developer and manufacturer of a proprietary biomaterial for skeletal
  repair) (b) (c) .....................................................................................      357,142    1,999,995
                                                                                                                      -----------
Medical Supply & Specialty 0.1%
InterVentional Technologies, Inc."G"* (Manufacturer of minimally invasive disposable
  microsurgical devices and systems for treatment of cardiovascular disease) (b) (c) ..................      120,000    1,200,000
---------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $3,199,995)                                                                    3,199,995
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.2%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 14.7%

Apparel & Shoes 3.0%
Abercrombie & Fitch Co. "A"* (Retailer of casual apparel for men and women) ...........................      312,800   15,014,400
Tommy Hilfiger Corp.* (Designer and marketer of men's sportswear) .....................................      104,600    7,688,100
                                                                                                                      -----------
                                                                                                                       22,702,500
                                                                                                                      -----------
Department & Chain Stores 5.9%
Bed Bath & Beyond Inc.* (Operator of superstores selling domestics merchandise and home
  furnishings) ........................................................................................      189,900    7,311,150
Dollar Tree Stores Inc.* (Store chain that sells assorted general merchandise) ........................      157,400    6,925,600
Kohl's Corp.* (Operator of a chain of specialty department stores) ....................................      160,100   12,357,719
TJX Companies, Inc. (Off-price apparel specialty stores) ..............................................      517,500   17,239,219
                                                                                                                      -----------
                                                                                                                       43,833,688
                                                                                                                      -----------
Home Furnishings 1.6%
WestPoint Stevens, Inc. (Manufacturer of bedroom and bathroom textile products) .......................      392,500   11,701,406
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                          18 - Scudder Development Fund

                                                                                                               Market
                                                                                                   Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------
Recreational Products 1.4%
Harley-Davidson Inc. (Manufacturer of motorcycles) .............................................   199,000   10,820,625
                                                                                                            -----------
Specialty Retail 2.8%
Intimate Brands, Inc. (Retailer of intimate apparel and personal care products) ................   236,670   11,212,241
Office Depot Inc.* (Office supply stores) ......................................................   453,250    9,999,828
                                                                                                            -----------
                                                                                                             21,212,069
                                                                                                            -----------
Health 9.3%

Biotechnology 3.8%
Biogen Inc.* (Biotechnology research and development company) ..................................   230,200   14,804,738
Immunex Corp.* (Biopharmaceutical company) .....................................................   110,000   14,018,125
                                                                                                            -----------
                                                                                                             28,822,863
                                                                                                            -----------
Health Industry Services 1.3%
Express Scripts Inc. "A"* (Operator of health care management businesses) ......................   165,800    9,979,088
                                                                                                            -----------
Hospital Management 1.8%
Universal Health Services, Inc.* (Owner and operater of 35 general acute care hospitals and
  psychiatric-care facilities located throughout the United States) ............................   282,100   13,470,275
                                                                                                            -----------
Medical Supply & Specialty 2.2%
Biomet Inc. (Manufacturer of surgical implant devices) .........................................   194,500    7,731,375
Medtronic Inc. (Manufacturer of cardiac pacemakers) ............................................   109,127    8,498,265
                                                                                                            -----------
                                                                                                             16,229,640
                                                                                                            -----------
Pharmaceuticals 0.2%
AmeriSource Health Corp* (Distributer of wholesale pharmaceutical and related products) ........    53,900    1,374,450
                                                                                                            -----------
Communications 2.5%

Telephone/Communications
American Tower Systems Corp. Class "A"* (Operator and developer of wireless communications
  and broadcast towers) ........................................................................   375,000    9,000,000
CenturyTel, Inc. (Provider of local exchange telephone services and wireless telephone services)   257,400
                                                                                                             10,231,650
                                                                                                            -----------
                                                                                                             19,231,650
                                                                                                            -----------
Financial 13.8%

Banks 5.5%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and construction
  loans) .......................................................................................   282,200   14,921,325
First Security Corp. (Commercial banking) ......................................................   376,625   10,263,031
Zions Bancorp (Commercial banking) .............................................................   254,300   16,148,050
                                                                                                            -----------
                                                                                                             41,332,406
                                                                                                            -----------
Insurance 5.1%
AMBAC Financial Group, Inc. (Insurer of municipal bonds) .......................................   116,200    6,637,925

    The accompanying notes are an integral part of the financial statements.

                          19 - Scudder Development Fund

                                                                                                                  Market
                                                                                                      Shares     Value ($)
--------------------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd. (Risk management services) ............................................   189,900    6,337,913
Protective Life Corp. (Insurance and financial services) ..........................................   326,400   10,771,200
Providian Financial Corp. (Insurance and financial services) ......................................   151,700   14,183,950
                                                                                                               -----------
                                                                                                                37,930,988
                                                                                                               -----------
Business Finance 1.1%
Heller Financial Inc. (Commercial finance company) ................................................   303,200    8,432,750
                                                                                                               -----------
Consumer Finance 2.1%
Capital One Finance Corp. (Holding company which provides consumer lending services through
  its subsidiaries) ...............................................................................   285,600   15,904,350
                                                                                                               -----------
Media 9.3%

Advertising 3.5%
Outdoor Systems, Inc.* (Outdoor advertising company) ..............................................   451,800   16,490,700
Young & Rubicam Inc. (Advertising, marketing and communications company) ..........................   222,000   10,087,125
                                                                                                               -----------
                                                                                                                26,577,825
                                                                                                               -----------
Broadcasting & Entertainment 5.8%
Chancellor Media Corp.* (Media company with operations in radio broadcasting and media
  representation) .................................................................................   110,400    6,085,800
Clear Channel Communications, Inc.* (Operator of TV and radio stations) ...........................   162,024   11,169,530
Hispanic Broadcasting Corp.* (Spanish language radio broadcasting company) ........................   108,000    8,194,500
USA Networks, Inc.* (Diversified media and electronic commerce company) ...........................   150,000    6,018,750
Univision Communication Inc.* (Spanish-language broadcaster in the United States) .................   185,000   12,210,000
                                                                                                               -----------
                                                                                                                43,678,580
                                                                                                               -----------
Service Industries 16.6%

EDP Services 3.4%
Affiliated Computer Services* (Provider of information technology services and electronic funds
  transfer) .......................................................................................   255,400   12,929,623
CSG Systems International, Inc.* (Provider of billing solutions, software and services for customer
  care and billing functions) .....................................................................   179,500    4,700,656
Fiserv Inc.* (Provider of data processing services) ...............................................   251,100    7,862,569
                                                                                                               -----------
                                                                                                                25,492,848
                                                                                                               -----------
Miscellaneous Commercial Services 13.2%
CMG Information Services, Inc.* (Developer of information-based products and services for direct
  marketing) ......................................................................................    26,000    2,965,625
Cintas Corp. (Uniform rentals) ....................................................................   315,300   21,184,219
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement and transfer
  services) .......................................................................................   832,800   35,237,850
Ecolab, Inc. (Commercial cleaning, sanitizing and maintenance services) ...........................   244,600   10,670,675

    The accompanying notes are an integral part of the financial statements.

                          20 - Scudder Development Fund

                                                                                                                Market
                                                                                                    Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
G & K Services, Inc. "A" (Uniform rentals) ......................................................   129,000    6,756,375
Swift Transportation Co., Inc.* (National truckload carrier company) ............................   376,700    8,287,400
US Foodservice Inc.* (Distributor of food, paper products and restaurant equipment) .............   150,000    6,393,750
United Rentals, Inc.* (Equipment rental company) ................................................   250,000    7,375,000
                                                                                                             -----------
                                                                                                              98,870,894
                                                                                                             -----------
Durables 0.6%

Aerospace
Gilat Satellite Networks Ltd.* (Designer, manufacturer and developer of small aperture terminal
  satellite earth stations) .....................................................................    80,500    4,226,250
                                                                                                             -----------
Manufacturing 4.1%

Containers & Paper 0.6%
Aptargroup, Inc. (Manufacturer of packaging equipment components) ...............................   157,800    4,734,000
                                                                                                             -----------
Diversified Manufacturing 1.4%
Pentair, Inc. (Diversified manufacturing company) ...............................................   226,200   10,348,650
                                                                                                             -----------
Office Equipment/Supplies 2.1%
Lexmark International Group Inc. "A"* (Developer, manufacturer and supplier of printing solutions
  and products) .................................................................................   240,000   15,855,000
                                                                                                             -----------
Technology 21.0%

Computer Software 2.5%
Intuit Inc.* (Provider of financial software for households and small businesses) ...............   107,700    9,706,463
Reynolds and Reynolds Company (Provider of integrated information management systems and
  value-added services) .........................................................................   370,100    8,627,956
                                                                                                             -----------
                                                                                                              18,334,419
                                                                                                             -----------
Diverse Electronic Products 3.8%
Gentex Corp.* (Designer, developer, manufacturer and marketer of products which use
  electro-optic technology) .....................................................................   473,300   13,252,400
Solectron Corp.* (Manufacturer of computer products and subsystems) .............................   232,000   15,471,500
                                                                                                             -----------
                                                                                                              28,723,900
                                                                                                             -----------
EDP Peripherals 4.2%
Mercury Interactive Corp.* (Producer of automated software testing tools) .......................   367,500   13,000,313
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ............   330,400   18,461,100
                                                                                                             -----------
                                                                                                              31,461,413
                                                                                                             -----------
Military Electronics 1.6%
L-3 Communications Holdings, Inc.* (Supplier of communications systems, avionics, telemetry,
  instrumentation, and wireless products and support services to U.S. military.) ................   250,000   12,078,125
                                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                          21 - Scudder Development Fund

                                                                                                                    Market
                                                                                                         Shares    Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Office/Plant Automation 1.8%
Novell Inc.* (Personal computer network systems) .................................................       519,900   13,777,350
                                                                                                                  -----------
Semiconductors 7.1%
Linear Technology Corp. (Manufacturer of intergrated circuits) ...................................       257,600   17,323,600
Sanmina Corp.* (Provider of electronics contract manufacturing services) .........................       255,200   19,363,300
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) .......................       245,100   16,528,931
                                                                                                                  -----------
                                                                                                                   53,215,831
                                                                                                                  -----------
Energy 0.9%

Oil/Gas Transmission
El Paso Energy Corp. (Marketer, trader and transporter of natural gas and natural gas products) ..       188,500    6,632,844
                                                                                                                  -----------
Transportation 1.4%

Air Freight
Expeditors International of Washington, Inc. (Air and ocean freight forwarding, customs clearance,
  cargo insurance and logistical services) .......................................................       380,000   10,355,000
-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $474,383,163)                                                                           707,341,677
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $517,852,658) (a)                                                      750,593,672
-----------------------------------------------------------------------------------------------------------------------------

   * Non-income producing security.

 (a) The cost for federal income tax purposes was $517,867,404. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $232,726,268. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $241,195,888 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,469,620.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,199,995 (0.41% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $3,417,495. These securities may also have certain restrictions as to resale.

 (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1999, amounted $3,199,995 which represents 0.41% of net assets. Information concerning such restricted securities at June 30, 1999 is as follows:

     Security                             Acquisition Date              Cost ($)
     --------                             ----------------              --------
     InTouch Group Inc.                      2/14/1995                   217,500
     Norian Corp. "D"                        4/12/1995                 1,999,995
     InterVentional Technologies, Inc. "G"   3/6/1995                  1,200,000

 (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

    The accompanying notes are an integral part of the financial statements.

                          22 - Scudder Development Fund

                              Financial Statements

                      Statements of Assets and Liabilities


                                                                             July 31, 1999
Assets                                                                          (Note A)       June 30, 1999
------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $511,691,421
                    and $517,852,658, respectively) ......................     713,085,801      750,593,672
                  Cash ...................................................             717              974
                  Receivable for investments sold ........................         537,819       26,783,676
                  Receivable for Fund shares sold ........................       7,270,530          745,156
                  Dividends and interest receivable ......................         115,668          221,906
                  Foreign taxes recoverable ..............................           1,728            1,756
                  Other assets ...........................................           4,661            4,661
                                                                             -------------    -------------
                  Total assets ...........................................     721,016,924      778,351,801
Liabilities
-----------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................       3,193,616               --
                  Payable for Fund shares redeemed .......................         484,752        2,786,368
                  Accrued management fee .................................         628,297          605,422
                  Other payables and accrued expenses ....................         631,683          451,133
                                                                             -------------    -------------
                  Total liabilities ......................................       4,938,348        3,842,923
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                $ 716,078,576    $ 774,508,878
                  -----------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                     Investments .........................................     201,394,380      232,741,014
                     Foreign currency related transactions ...............          (3,364)          (3,336)
                  Accumulated net realized gain (loss) ...................     156,025,921      156,025,921
                  Paid-in capital ........................................     358,661,639      385,745,279
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                $ 716,078,576    $ 774,508,878
                  -----------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------
                                                                             -------------    -------------
                  Net Asset Value, offering and redemption price per share   $       40.26    $       42.06
                     (outstanding shares of beneficial interest, $.01        -------------    -------------
                     par value, unlimited number of shares authorized) ...      17,787,902       18,415,573

    The accompanying notes are an integral part of the financial statements.

                          23 - Scudder Development Fund

                            Statements of Operations


                                                                                              For the One
                                                                                              Month Ended
                                                                                             July 31, 1999     Year Ended
Investment Income                                                                              (Note A)       June 30, 1999
--------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends .............................................................   $     108,889    $   2,235,693
                  Interest ..............................................................         168,498        1,949,774
                                                                                            -------------    -------------
                                                                                                  277,387        4,185,467
                                                                                            -------------    -------------
                  Expenses:
                  Management fee ........................................................         630,937        7,200,092
                  Services to shareholders ..............................................         295,220        3,260,182
                  Custodian and accounting fees .........................................          15,533          125,380
                  Trustees' fees and expenses ...........................................           4,619           36,689
                  Reports to shareholders ...............................................          14,539          206,381
                  Registration fees .....................................................           4,185           69,725
                  Auditing ..............................................................           4,061           50,812
                  Legal .................................................................           2,170           15,440
                  Other .................................................................           4,984           70,636
                                                                                            -------------    -------------
                                                                                                  976,248       11,035,337
                  --------------------------------------------------------------------------------------------------------
                  Net investment income (loss)                                                   (698,861)      (6,849,870
                  --------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments -- Unaffiliated issuers ...................................         159,681      152,389,719
                  Investments -- Affiliated issuers .....................................              --        4,757,283
                                                                                            -------------    -------------
                                                                                                  159,681      157,147,002
                                                                                            -------------    -------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...........................................................     (31,346,634)     (70,624,900)
                  Foreign currency related transactions .................................             (28)             944
                                                                                            -------------    -------------
                                                                                              (31,346,662)     (70,623,956)
                  --------------------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                  (31,186,981)      86,523,046
                  --------------------------------------------------------------------------------------------------------

                  --------------------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from
                    operations                                                              $ (31,885,842)   $  79,673,176
                  --------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          24 - Scudder Development Fund

                       Statements of Changes in Net Assets

                                                                           For the One
                                                                           Month Ended         Years Ended June 30,
                                                                          July 31, 1999
Increase (Decrease) in Net Assets                                           (Note A)          1999              1998
-------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ......................   $    (698,861)   $    (6,849,870)   $  (8,621,837)
                  Net realized gain (loss) from investment
                     transactions ...................................         159,681        157,147,002      117,823,275
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ......     (31,346,662)       (70,623,956)      36,206,400
                                                                        -------------    ---------------    -------------
                  Net increase (decrease) in net assets resulting
                     from operations ................................     (31,885,842)        79,673,176      145,407,838
                                                                        -------------    ---------------    -------------
                  Distributions to shareholders from net realized
                     gains ..........................................              --        (70,435,632)     (78,146,533)
                                                                        -------------    ---------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .........................      65,351,061      1,005,318,406      623,810,270
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ..................              --         67,536,828       74,979,135
                  Cost of shares redeemed ...........................     (91,895,521)    (1,152,988,975)    (782,209,774)
                                                                        -------------    ---------------    -------------
                  Net increase (decrease) in net assets from Fund
                     share transactions .............................     (26,544,460)       (80,133,741)     (83,420,369)
                                                                        -------------    ---------------    -------------
                  Increase (decrease) in net assets .................     (58,430,302)       (70,896,197)     (16,159,064)
                  Net assets at beginning of period .................     774,508,878        845,405,075      861,564,139
                                                                        -------------    ---------------    -------------
                  Net assets at end of period .......................   $ 716,078,576    $   774,508,878    $ 845,405,075
                                                                        -------------    ---------------    -------------
Other Information
-------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .........      18,415,573         20,289,263       22,081,273
                                                                        -------------    ---------------    -------------
                  Shares sold .......................................       1,563,492         27,091,983       15,158,214
                  Shares issued to shareholders in reinvestment of
                     distributions ..................................              --          1,902,446        2,003,718
                  Shares redeemed ...................................      (2,191,163)       (30,868,119)     (18,953,942)
                                                                        -------------    ---------------    -------------
                  Net increase (decrease) in Fund shares ............        (627,671)        (1,873,690)      (1,792,010)
                                                                        -------------    ---------------    -------------
                  Shares outstanding at end of period ...............      17,787,902         18,415,573       20,289,263
                                                                        -------------    ---------------    -------------

    The accompanying notes are an integral part of the financial statements.

                          25 - Scudder Development Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                       For the One
                                                       Month Ended
                                                      July 31, 1999                      Years Ended June 30,
                                                         (Note A)        1999          1998       1997         1996       1995
------------------------------------------------------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------
Net asset value, beginning of period ..............      $ 42.06      $ 41.67       $ 39.02    $ 45.56      $ 37.35    $ 27.58
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss ...............................         (.04)        (.35)         (.41)      (.40)        (.38)      (.31)
Net realized and unrealized gain (loss) on
  investment transactions .........................        (1.76)        4.49          6.94      (1.66)       12.79      12.20
                                                     -------------------------------------------------------------------------
Total from investment operations ..................        (1.80)        4.14          6.53      (2.06)       12.41      11.89
                                                     -------------------------------------------------------------------------
Less distributions from net realized gains on
  investment transactions .........................           --        (3.75)        (3.88)     (4.48)       (4.20)     (2.12)
                                                     -------------------------------------------------------------------------
Total distributions ...............................           --        (3.75)        (3.88)     (4.48)       (4.20)     (2.12)
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------
Net asset value, end of period ....................      $ 40.26      $ 42.06       $ 41.67    $ 39.02      $ 45.56    $ 37.35
                                                     -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................................        (4.33)**     11.65         17.86      (4.93)       35.26      45.41
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............          716          775           845        862        1,040        727
Ratio of operating expenses to average daily net
  assets (%) ......................................         1.52*        1.51          1.41       1.36         1.24       1.32
Ratio of net investment income (loss) to average
  daily net assets (%) ............................        (1.09)*       (.94)         (.99)     (1.02)        (.91)     (1.01)
Portfolio turnover rate (%) .......................          3.9*        96.5(b)       52.4       52.2         58.8       41.6

(a) Per share amounts have been calculated using the weighted average shares method.
(b) The change in the investment objective during the period resulted in a higher portfolio turnover rate.
*   Annualized
**  Not annualized

                          26 - Scudder Development Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On June 7, 1999, the Board of Trustees of the Fund changed the fiscal year end for financial reporting and federal income tax purposes to July 31 from June 30.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                          27 - Scudder Development Fund

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $670,903,660 and $860,891,244, respectively. For the one month period ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $11,853,754 and $2,249,228, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1.00% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended June 30, 1999, the fee pursuant to these agreements amounted to $7,200,092, which was equivalent to an annual effective rate of .98% of the Fund's average daily net assets. For the period ended July 31, 1999, the fee pursuant to these

                          28 - Scudder Development Fund
agreements amounted to $630,937, which was equivalent to an annual effective rate of .98% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1999, the amount charged to the Fund by SSC aggregated $1,214,414, of which $97,647 is unpaid at June 30, 1999. For the period ended July 31, 1999, the amount charged to the Fund by SSC aggregated to $96,232, all of which is unpaid at July 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1999, the amount charged to the Fund by STC aggregated $1,319,745, of which $103,029 is unpaid at June 30, 1999. For the period ended July 31, 1999, the amount charged to the Fund by STC aggregated $102,903, all of which is unpaid at July 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $96,545, of which $8,163 is unpaid at June 30, 1999. For the period ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $7,758, all of which is unpaid at July 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended June 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $236,610. For the period ended July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $14,942.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 1999, Trustees' fees and expenses aggregated $36,689. For the period ended July 31, 1999, Trustees' fees and expenses aggregated $4,619.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the year ended June 30, 1999 and the period ended July 31, 1999 are as follows:


                                      Purchases          Sales            Dividend          Market
            Affiliate                  Cost ($)         Cost ($)         Income ($)        Value ($)
---------------------------------------------------------------------------------------------------------
ICU Medical, Inc.                            --         9,558,749                --               --
Alexion                                      --         4,717,763                --               --
                                        -------------    -------------     -------------    -------------
                                                   --       14,276,512                --               --
                                        =============    =============     =============    =============

                          29 - Scudder Development Fund

                                E. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                          30 - Scudder Development Fund

                          Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Scudder Development Fund (the "Fund") at July 31, 1999 and June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 and June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP

September 3, 1999

                          31 - Scudder Development Fund

                                Tax Information

The Fund paid distributions of $3.75 per share from net long-term capital gains during its year ended June 30, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $165,000,000 as capital gain dividends for its year ended June 30, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                          32 - Scudder Development Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer
and Director, Scientific Learning
Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and President
of the U.N. Association of the
U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan E. Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

John Millette*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                          33 - Scudder Development Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                              34 - Scudder Development Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to: The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
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                          35 - Scudder Development Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER